
BPZ Energy
Developing Energy - Providing Opportunities

Forward Looking Statements

BPZ Energy
Developing Energy - Providing Opportunities

This Presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, governmental relations, legislative or regulatory changes, political developments, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation such as "contingent" and "prospective" resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to possible and probable reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definitions of Contingent and Prospective Resources have been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub classified based on project maturity and/or characterized by their economic status. The volume and parameters associated with low, best and high estimates scenarios of contingent resources are referred to as 1C, 2C and 3C, respectively.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. While PRE is subject to various confidentiality requirements regarding Information concerning the Company, information concerning energy reserves, may be released by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, in compliance with SEC and other U.S. regulatory requirements.

The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200 and at www.bpzenergy.com. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil, BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

Convertible Notes Offering Summary

BPZ Energy
Developing Energy - Providing Opportunities

ISSUER	BPZ Resources, Inc.
RANK / SECURITY	Senior Unsecured Convertible Notes
OFFERING TYPE	SEC Registered
EXPECTED PRICING	Before market opens on September 19, 2013
MATURITY	October 1, 2017 (~Four 4 years from issuance)
AMOUNT	$110 million + 15% underwriter overallotment option
DENOMINATIONS	$1,000
ISSUE PRICE	$900
COUPON	8.00% – 8.50% cash interest payment
CONVERSION PREMIUM	75.00%
CONVERSION SETTLEMENT	Common stock, cash or a combination of cash and common stock at BPZ's option
HARD CALL	Non-call for life
DIVIDEND PROTECTION	Standard
TAKEOVER PROTECTION	Standard
INVESTOR PUT	Only upon a Fundamental Change
USE OF PROCEEDS	To repurchase the outstanding BPZ 6.50% Convertible Senior Notes due 2015 in separate, privately negotiated transactions. Any remaining net proceeds will be used for general corporate purposes.
UNDERWRITER	Raymond James & Associates, Inc.

BPZ Energy Today ...

BPZ Energy
Developing Energy - Providing Opportunities

- Leadership Team has Better Positioned Company to Grow
- Four Blocks in Northwest Peru and one in Southwest Ecuador
- Enhanced Operational, Technical, and Financial Resources
- Block Z-1 Partnership with Pacific Rubiales to Facilitate Development
- Net 2Q13 Production = 1,424 BOPD
- Proved Net Reserves = 16.4 MMBO
- Discounted Future Net Cash Flows = US$0.9 billion


ECUADOR
Santa Elena Oil Fields
Amistad Gas Field
ECUADOR
PERU
Albacora Field
BLOCK Z1
Corvina Field
BLOCK XIX
BLOCK XXIII
Talara Fields
BLOCK XXII
PERU

Mission Statement

BPZ Energy
Developing Energy - Providing Opportunities

Explore, develop and produce oil & gas in Peru and the Americas

We aim to:

- deliver profitable growth.
- become a preferred partner of government and industry.
- honor our commitments to safety, ethics, the environment and the communities in which we operate.
- attract and retain top talent by valuing teamwork and create a great place to work.

Actions Progressing Our Strategy

To Grow Production, Reserves and Cash Flow in Peru

- **Completed Block Z-1 JV Transaction**
- **Completed Block Z-1 3D Seismic Survey**
- **Completed Corvina CX-15 Buoyant Tower**
- **Repaid $75M Loan**
- **Refinanced $40M Loan Secured by Equipment**

OIL & GAS ACTIONS

- Corvina Drilling Underway
- Preparing to Drill at Albacora
- Complete 3D Seismic Mapping
- Pursue Z-1 Exploration Strategy
- Continue Onshore Exploration
- GtP: Turbine Monetization

FINANCE ACTIONS

- Improve G&A Cost Structure
- Capital Discipline
- Manage Cash
- Optimize Balance Sheet

Grow Production
Grow Reserves
Grow Cash Flow

Drilling Underway at CX-15 Platform

BPZ Energy
Developing Energy - Providing Opportunities





Starting with the Corvina Field

BPZ Energy
Developing Energy - Providing Opportunities

Top of Zorritos Formation Unconformity



New Albacora Data

BPZ Energy
Developing Energy - Providing Opportunities

Preliminary New 3D Seismic Interpretation explains dry hole at 17D



A-12-F
8-X-5
A'
A
A-17-D
A-14-XD
A-16-D
A-9-G
A-13-E
8-X-4
8-X-1
10950
10850
11150
11050
11250
0
200
400
600
800
Meters

Block Z-1 Exploration Strategy

Based on 1600 sq. km. of new 3D data


ECUADOR
PERU
BLOCK Z-1
ALBACORA
BARRACUDA
EAST CORVINA
RAYA
CORVINA
DELFIN
MERO
H
E
A
A
B
B
C
I
PIEDRA REDONDA
BLOCK Z-1
TUMBES
ZARUMILLA
ZORRITOS
MANCORA
PUNTA SAL
100
LEGEND
OIL FIELD
TESTED OIL PROSPECT
GAS FIELD
PROSPECT
PLATFORM
BLOCK Z-1
OFFSHORE NW PERU
3D SEISMIC
ACQUISITION
BPZ Energy

Maturing Z-1 Leads into Prospects

SW Diagonal 3D Seismic Line 1828 [55 miles long] NE


Lead B
Lead A
Lead H
Delfin
Corvina Trend
Albacora
la cruz fm.
mal pelo fm.
cardalitos fm.
tumbes fm.
zorritos fm.
heath fm.

- Confirmed presence of undrilled structures (with multiple targets)
- Indications of new leads/prospects on trend of previously drilled structures
- 3D shows possible hydrocarbon effects

Turning Lead G into Raya Prospect

NW Cross section based on 3D seismic SE


Barracuda
Raya
Delfin
mal pelo fm.
tumbes fm.
zorritos fm.
heath fm.
5 km

- Confirmed presence of undrilled structures (with multiple targets)
- Indications of new leads/prospects on trend of previously drilled structures
- Raya (Lead G) mapped is larger than original expectations

Raya Prospect

BPZ Energy
Developing Energy - Providing Opportunities

Corvina Analog



NW
Raya
Delfin
SE
mal pelo fm.
tumbes fm.
Corvina look-alike
cardalitos
zorritos fm.
3-way dip closure against Zorritos Unconformity
heath fm.
5 km

Going Onshore: Block XXIII Anticline

Large Anticline with previously drilled wells indicating presence of shallow hydrocarbons


Zorritos
Field Area
BLOCK XXIII - XIX
BOUNDARY
Cardalitos(CD-X-1)
6Miles
2D PLANE SECTION VIEW OVER
CD-X-1 WELL SHOWING STRUCTURE
EXTENDING INTO BLOCK XIX
2D PLANE SECTION VIEW
OVER ANTICLINE
LEGEND
WELLS

Proposed Exploration Drilling Locations



Oil Potential in Southern Area of Block XXIII

Multiple structures with shallow oil potential in formations producing oil in Talara Basin

New 2D Seismic Line BPZ10XXIII-16



CMP
1150 1210 1270 1330 1390 1450 1510 1570 1630 1690 1750 1810 1870 1930 1990 2050 2110 2170 2230 2290 2350 2410 2470 2530 2590 2650 2710 2770 2830 2890 2950 3010 3070
500
1000
1500
2000
2500
3000
3500
ms
5,000'
10,000'
Seismic Line
BPZ10XXIII-16
Major Fault
Small Faults
Eocene (Salinas)
Eocene (Talara)
Eocene (Verdun)

Onshore Block XXII in Lancones Basin

- Structures on both sides of the depocenter
- Thick section of Cretaceous Muerto formation source rock expected in depocenter



BPZ10XXII-16
NE
SW
Time (Secs.)
POCITOS STRUCTURE
0
5
10 Miles
SOJO STRUCTURE
Depth (Feet)
0.0
1.0
2.0
3.0
4.0
5,000'
10,000'
15,000'
20,000'
Cretaceous
Basement
BLOCK XXII

Next Steps Onshore

- **Block XXIII:** planning to begin drilling 3 shallow exploratory wells by year-end 2013.
- **Block XIX:** working to obtain environmental permit for 3D seismic acquisition.
- **Block XXII:** planning to shoot confirmation 2D seismic in late 2013 and working to obtain environmental permit to drill exploratory well(s) in 2014.

Oil and Gas Strategy Implementation

BPZ Energy
Developing Energy - Providing Opportunities

Short Term ➔ 2013-14

Offshore Block Z-1

- Corvina CX-15: Drilling underway
- Albacora: End Sept. / Early Oct. 2013 spud

Onshore Blocks

- Block XXIII: Shallow exploration drilling expected to begin late 2013

Medium Term ➔ 2014-15

Offshore Block Z-1

- Continue development drilling at Corvina and Albacora
- Drill selected shallow exploration prospects in waters less than 400 feet

Onshore Blocks

- Continue exploration and begin developing discoveries

Long Term ➔ 2016+

Offshore Block Z-1

- Continue development drilling at Corvina
- Develop shallow water discoveries
- Drill deeper exploration prospects in waters up to 800 feet
- Optimize offshore oil storage and transport system

Onshore Blocks

- Continue exploration and development drilling

... Grow Production and Reserves!

Finance Action Plan

Improve G&A Cost Structure

- Initiatives for costs savings being implemented in both Lima and Houston

Capital Discipline

- Ensure robust economics
- Spending within cash constraints

Manage Cash

- New production from CX-15 platform
- Lower overall cost structure

Optimize Balance Sheet

- Appropriate debt levels
- Manage upcoming convertible maturity

Revised 2013 Capital & Exploratory Budget

BPZ Energy
Developing Energy - Providing Opportunities

$ Millions

Onshore		
Shallow drilling at Block XXIII		$9
Contingent 2D seismic Blocks XXII *		$5
Other		$5
	Total	$19
**Offshore Block Z-1 (fully carried by Pacific Rubiales) ** **		
Corvina CX-15 development drilling (3 wells)		$21
Albacora drilling (2 wells)		$16
Projects & engineering		$17
Other		$7
	Subtotal	$61
Exploration		$3
	Block Z-1 Net	$64
	(Block Z-1 Gross	$125)

* Contingent item onshore subject to receipt of necessary permits.

** At June 30, 2013 Block Z-1 remaining carry was $112 million.

Activity Planned...

- Drill and produce from CX-15 and Albacora platforms
- Apply new seismic data
- Define Z-1 exploration campaign
- Drill and develop Block Z-1 prospects
- Explore onshore



SANTA ELENA
ECUADOR
Existing Offshore 3-D Seismic
Existing Onshore 3-D Seismic
Existing Onshore 2D Seismic
BLOCK Z-1
Albacora
Barracuda
Delfin
TUMBES
BLOCK XIX
Mancora
PACIFIC OCEAN
BLOCK XXIII
ECUADOR
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA

... To Grow Production and Reserves

Thank You

Manolo Zúñiga
President & CEO

Rick Menniti
Chief Financial Officer



For additional information:
A. Pierre Dubois
Corporate Investor Relations & Communications
580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(281) 556-6200; pierre_dubois@bpzenergy.com
www.bpzenergy.com

Appendix - Summary Financial Data

(MM: $Millions)

Six Months Ended June 30, 2013	
Revenues	$ 26.1 MM
Operating loss	($ 19.9 MM)
C&E expenditures*	($ 1.5 MM)
EBITDAX	($ 4.9 MM)
Net production	1,457 bopd
Realized price	$ 98.5 per bbl

At June 30, 2013	
Cash & short term investments	$ 104.8 MM
Block Z-1 carry remaining	$ 112.0 MM
Total debt	$ 211.9 MM
Shareholder's equity	$ 155.5 MM

Notes: *Onshore capital & exploratory (C&E) expenditures, excluding capitalized interest. Expect offshore Block Z-1 C&E to be fully carried in 2013. Total debt includes par value of convertible bonds and secured bank loan.

BPZ Energy
Developing Energy - Providing Opportunities

Reconciliation of non-GAAP measure

The table below represents a reconciliation of EBITDAX to the Company's net loss, which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2013	2012	2013	2012
	(in thousands)		(in thousands)	
Net loss	$ (19,640)	$ (8,500)	$ (32,424)	$ (35,791)
Interest expense	4,280	4,080	8,578	10,290
Loss on extinguishment of debt	3,786	7,318	3,786	7,318
Income tax benefit	(377)	(1,422)	(47)	(5,732)
Depreciation, depletion and amortization expense	7,955	11,648	14,859	23,154
Geological, geophysical and engineering expense	746	3,520	1,104	28,741
Other expense	-	756	-	756
Gain on derivatives	(1,277)	(8,407)	(729)	(2,039)
EBITDAX (a)	**$ (4,527)**	**$ 8,993**	**$ (4,873)**	**$ 26,697**